                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 16, 2004


                            LINDSAY MANUFACTURING CO.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       1-13419                    47-0554096
------------------------           -------------          ----------------------
(State of Incorporation)            (Commission                (IRS Employer
                                    File Number)          Identification Number)


                2707 North 108th Street
                      Suite 102
                   Omaha, Nebraska                              68164
    ---------------------------------------------           -------------
      (Address of principal executive offices)               (Zip Code)


                                 (402) 428-2131
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Thomas Costanza has resigned as Corporate Controller of Lindsay Manufacturing Co. to pursue other opportunities. The effective date of his resignation is November 16, 2004. The resignation was not the result of any disagreement with the Company's financial reporting, policies or related practices.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 22, 2004              LINDSAY MANUFACTURING CO.


                                       By:  /s/ David Downing
                                          -----------------------------------
                                            David Downing, Vice President and
                                              Chief Financial Officer